UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 1, 2004

ALDERWOODS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Elm Street, Suite 1000 Cincinnati, Ohio		45202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (513) 768-7400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

ITEM 2.01.  Completion of Acquisition or Disposition of Assets.

As previously announced in the press release issued by Alderwoods Group, Inc. (the “Company”), attached hereto as Exhibit 99.1, on October 1, 2004, Mayflower Life Insurance Company, a wholly owned subsidiary of the Company (“Mayflower”), sold all of the outstanding capital stock of Security Plan Life Insurance Company, a wholly owned subsidiary of Mayflower that provides and markets life insurance and related products (“Security Plan”), to Citizens Insurance Company of America (“Citizens Insurance”).  The sale was effected pursuant to the terms and conditions of a Stock Purchase Agreement, dated as of June 17, 2004 (the “Stock Purchase Agreement”), by and between Citizens Insurance and Mayflower.  In connection with the sale, Mayflower received $85.0 million in cash in exchange for all of the outstanding capital stock of Security Plan.

The foregoing description is qualified in its entirety by the complete text of the Stock Purchase Agreement, included as Exhibit 2.1 to this Current Report on Form 8-K.  The Stock Purchase Agreement is incorporated by reference into this Item 2.01.

Section 9 - Financial Statements and Exhibits

ITEM 9.01.  Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

None.

(b)                                 Pro Forma Financial Information.

During the 12 weeks ended June 14, 2003, the Company identified Security Plan as a non-strategic asset because it was no longer a part of the Company’s pre-need funeral sales efforts.  Accordingly, the operations of Security Plan were reported as discontinued operations.  On June 17, 2004, the Company announced the signing of an agreement by its subsidiary Mayflower to sell all the outstanding shares of Security Plan for $85.0 million to Citizens Insurance.  This sale was conditioned upon the parties having obtained all necessary approvals and consents from the applicable regulatory authorities, which approvals and consents have since been obtained.  The sale concluded on October 1, 2004.  After payment of applicable taxes and expenses, and recapitalization of Mayflower, the Company has utilized $65 million to further reduce long-term debt.

Set forth below are the Company’s condensed consolidated pro forma balance sheet as of June 19, 2004, and condensed consolidated pro forma statements of operations for the 24 weeks ended June 19, 2004, and 53 weeks ended January 3, 2004, which reflect the following pro forma adjustments:

(a)                                  sale of Security Plan;

(b)                                 recapitalization of Mayflower;

(c)                                  repayment of long-term debt; and

(d)                                 reduction of interest on long-term debt, as a result of the repayment of long-term debt.

The condensed consolidated pro forma statements of operations presented below are for the Company’s continuing operations only and do not include a pro forma gain of approximately $14 million, net of taxes, resulting from the sale of Security Plan.  This net gain is calculated as of June 19, 2004 and is included in discontinued operations.

Alderwoods Group, Inc.

Condensed Consolidated Pro Forma Balance Sheet

As of June 19, 2004

Expressed in thousands of dollars

(Unaudited)

	As Reported June 19, 2004	Pro Forma Adjustments	Pro Forma June 19, 2004
ASSETS
Cash (1)	$48,206	$4,779	$52,985
Other current assets	103,122	—	103,122
Assets held for sale (2)	398,865	(270,837)	128,028
Pre-need funeral receivables and trust investments	362,384	—	362,384
Pre-need cemetery receivables and trust investments	317,240	—	317,240
Property and equipment and cemetery property	651,571	—	651,571
Insurance invested assets (3)	203,351	10,525	213,876
Goodwill	321,476	—	321,476
Cemetery perpetual care trust investments	233,605	—	233,605
Other assets	45,101	—	45,101
Total assets	$2,684,921	$(255,533)	$2,429,388

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities (4)	$168,109	$(26,435)	$141,674
Liabilities associated with assets held for sale (2)	286,740	(208,270)	78,470
Long-term debt (4)	564,790	(38,565)	526,225
Deferred pre-need funeral and cemetery contract revenue and non-controlling interest in funeral and cemetery trusts	644,135	—	644,135
Insurance policy liabilities	190,268	—	190,268
Other liabilities	42,061	—	42,061
Non-controlling interest in perpetual care trusts	260,482	—	260,482
Stockholders’ equity (5)	528,336	17,737	546,073
Total liabilities and stockholders’ equity	$2,684,921	$(255,533)	$2,429,388

Alderwoods Group, Inc.

Condensed Consolidated Pro Forma Statement of Operations

For the 24 Weeks Ended June 19, 2004

Expressed in thousands of dollars, except per share amounts and number of shares

(Unaudited)

	As Reported June 19, 2004	Pro Forma Adjustments	Pro Forma June 19, 2004

Revenues	$343,167	$—	$343,167
Costs and expenses	279,502	—	279,502
General and administrative	21,257	—	21,257
Provision for asset impairment	278	—	278
Income from operations	42,130	—	42,130
Interest on long-term debt (6)	20,705	(1,199)	19,506
Other expense (income), net	1,225	—	1,225
Income before income taxes	20,200	1,199	21,399
Income taxes (7)	7,773	420	8,193
Net income from continuing operations	$12,427	$779	$13,206

Basic and diluted earnings per common share:
Net income from continuing operations	$0.31	$0.02	$0.33
Basic weighted average number of shares outstanding (thousands)	39,993	39,993	39,993
Diluted weighted average number of shares outstanding (thousands)	40,784	40,784	40,784

Alderwoods Group, Inc.

Condensed Consolidated Pro Forma Statement of Operations

For the 53 Weeks Ended January 3, 2004

Expressed in thousands of dollars, except per share amounts and number of shares

(Unaudited)

	As Reported January 3, 2004	Pro Forma Adjustments	Pro Forma January 3, 2004
Revenues	$740,551	$—	$740,551
Costs and expenses	594,276	—	594,276
General and administrative	56,281	—	56,281
Provision for asset impairment	4,699	—	4,699
Income from operations	85,295	—	85,295
Interest on long-term debt (6)	77,836	(6,153)	71,683
Other expense (income), net	3,745	—	3,745
Income before income taxes	3,714	6,153	9,867
Income taxes (7)	(6,306)	2,154	(4,152)
Net income from continuing operations	$10,020	$3,999	$14,019

Basic and diluted earnings per common share:
Net income from continuing operations	$0.25	$0.10	$0.35
Basic weighted average number of shares outstanding (thousands)	39,971	39,971	39,971
Diluted weighted average number of shares outstanding (thousands)	40,465	40,465	40,465

The following assumptions have been made on the pro forma adjustments. Actual amounts could differ significantly from these estimates:

(1)                                  Increase in cash balance, resulting from the decrease in long-term debt interest payments.

(2)                                  Disposal of the carrying values of the assets and liabilities of Security Plan upon sale.

(3)                                  Increase in insurance invested assets upon recapitalization of Mayflower.

(4)                                  Repayment of current and long-term portions of the Company’s 11.0% Senior secured notes, due in 2007 and term loan B with net cash received from the sale of Security Plan after the recapitalization of Mayflower.

(5)                                  Net effects of the reduction in interest expense on long-term debt and gain on sale of Security Plan.

(6)                                  Reduction in interest expense of long-term debt, as a result of debt repayment.

(7)                                  Income taxes at the statutory rate of 35% on the reduction in interest expense on long-term debt.

(c)           Exhibits.

Exhibit Number	Description

2.1

Stock Purchase Agreement, dated as of June 17, 2004, by and between Citizens Insurance Company of America and Mayflower National Life Insurance Company (Incorporated by reference to Exhibit 2.7 to the Company’s Quarterly Report on Form 10-Q for the 12 Week Period Ended June 19, 2004 (File No. 000-33277))

99.1	Press Release, dated October 1, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDERWOODS GROUP, INC.

	By:	/s/ Ellen Neeman
Ellen Neeman, Senior Vice
President, Legal & Compliance

Date: October 5, 2004

EXHIBIT INDEX

Exhibit Number	Description

2.1

Stock Purchase Agreement, dated as of June 17, 2004, by and between Citizens Insurance Company of America and Mayflower National Life Insurance Company (Incorporated by reference to Exhibit 2.7 to the Company’s Quarterly Report on Form 10-Q for the 12 Week Period Ended June 19, 2004 (File No. 000-33277))

99.1	Press Release, dated October 1, 2004